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      COMMON STOCK                                                                                         COMMON STOCK
        NUMBER                                                                                                SHARES

       [GRAPHIC]                                                      [GRAPHIC]                              [GRAPHIC]


THIS CERTIFICATE IS TRANSFERABLE      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      SEE REVERSE FOR CERTAIN DEFINITIONS
  IN BOSTON NA OF NEW YORK, NY                                                                    AND A STATEMENT AS TO THE RIGHTS,
                                                                                                    PREFERENCES, PRIVILEGES AND
                                                                                                        RESTRICTIONS, IF ANY
                                                                                                          CUSIP 918076 10 0

    THIS CERTIFIES THAT









    IS THE RECORD HOLDER OF

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.00125 PAR VALUE PER SHARE, OF

                                                 UTSTARCOM, INC.

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

                                                                     COUNTERSIGNED AND REGISTERED:
                                                                                           BANKBOSTON, N.A.
                                                                                                    TRANSFER AGENT AND REGISTRAR
                                                                BY /s/ L. E Seeley - Roger

                                                                                                            AUTHORIZED SIGNATURE



             /s/ [Illegible]                              [SEAL]                                       /s/ [Illegible]

                TREASURER                                                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER


       ------------------------------------------------      --------------------------------------------------------------
               AMERICAN BANK NOTE COMPANY                            PRODUCTION COORDINATOR STEVE KOWALSKI: 216-784-8020
                 55TH AND SANSOM STREET                                             PROOF OF JANUARY 28, 2000
                 PHILADELPHIA, PA 19139                                                 UTSTARCOM, INC.
                    (216) 764-8600                                                        H 65023 IC
       ................................................      .............................................................
             SALES M. SANDHU 415-543-6565                                    OPERATOR:                     lr/JW
       ................................................      .............................................................
         /HOME 15/LIVE:JOBS/U/UTSTARCOM 65023                                                   NEW
       ------------------------------------------------      --------------------------------------------------------------

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                            UTSTARCOM, INC.

    A statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM     -as tenants in common                          UNIF GIFT MIN ACT -............Custodian.............
TEN ENT     -as tenants by the entireties                                        (Cust)              (Minor)
JT TEN      -as joint tenants with right of                                   under Uniform Gifts to Minors
             survivorship and not as tenants
             in common                                                        Act...............................
COM PROP    -as community property                                                          (State)

                                                           UNIF TRF MIN ACT -........Custodian until age.......)
                                                                                 (Cust)

                                                                              .........Under Uniform Transfers
                                                                                (Minor)
                                                                              to Minors Act.....................
                                                                                                  (State)
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     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _______________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

                                   X
                                    ------------------------------------------

                                   X
                                    ------------------------------------------
                                     THE SIGNATURE(S) TO THE ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN
                             NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  ----------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO
SEC RULE 17Ad 16

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       ------------------------------------------------      --------------------------------------------------------------
               AMERICAN BANK NOTE COMPANY                            PRODUCTION COORDINATOR STEVE KOWALSKI: 216-784-8020
                 55TH AND SANSOM STREET                                            PROOF OF JANUARY 28, 2000
                 PHILADELPHIA, PA 19139                                                 UTSTARCOM, INC.
                    (216) 764-8600                                                        H 65023 BK
       ................................................      .............................................................
             SALES M. SANDHU 415-543-6565                                    OPERATOR:                     JW
       ................................................      .............................................................
         /HOME 15/LIVE:JOBS/U/UTSTARCOM 65023                                                  NEW
       ------------------------------------------------      --------------------------------------------------------------

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